Exhibit 10.1

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Proposed
2005 Executive Incentive
Compensation Plan

For the 12 months ended December 31, 2005

Compensation Committee Meeting

February 2, 2005

[LOGO]

Company Confidential

Key 2005 IC Elements

•                       Purpose:

•                       Encourage a “sense of urgency” in 2005 performance

•                       Increase importance of semi-annual financial performance

•                       Increase importance of team performance over individual performance

•                       Structure:

•                       Bonus-based Incentive Comp as % of Base Salary

•                       Award split between corporate and individual objectives

•                       Objectives set for Jan-Jun and Jul-Dec periods

•                       Measurement and payout for Jan-Jun and Jul-Dec periods

•                       75% minimum CPO achievement required in each period for any payout

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2005 IPO Process

•                       IPOs set semi-annually to focus on short-term goal achievement and adaptability to changing business conditions

•                       IPOs set through mutual agreement between executive and CEO based on critical tasks required in period to support achievement of corporate objectives for the period

•                       Individual IPOs are weighted according to a mutual agreement between executive and CEO regarding priority and value to the organization’s objectives

•                       IPOs include both quantitative and qualitative characteristics

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